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                                                                    EXHIBIT 10.1

                 AMENDMENT NO. 1 TO DECEMBER 2000 LOAN AGREEMENT

This Amendment No. 1 to December 2000 Loan Agreement (the "Amendment") is made as of August 7, 2001 by and between THE PLASTIC SURGERY COMPANY, a Georgia corporation ("PSC") and PACIFIC MEZZANINE FUND, L.P., a California limited partnership ("PMF").

                                    RECITALS
                                    --------

         A. PMF and PSC entered into that certain Loan Agreement dated as of December 18, 2000 (the "ORIGINAL AGREEMENT").

         B. PMF and PSC wish to amend and restate certain Sections of the Original Agreement to read as set forth in this Amendment, subject to certain conditions as more fully set forth in this Amendment.

         C. In order to induce PMF to accept in-kind payments for interest payable by PSC to PMF, PSC wishes to issue a warrant to PMF and to provide PMF with certain reports regarding PSC's cash flow.

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO ORIGINAL AGREEMENT.
1.1 Section 2.2(b) of the Original Agreement is amended and restated in its entirety to read as follows:

                  "PAYMENT. Interest accrued on the Loan shall be payable (x) monthly in arrears by automatic bank draft, such monthly interest payments to commence on the last Business Day of the first full calendar month next succeeding the Closing Date and
                  (y) when such Loan shall become due (whether at maturity, by reason of prepayment, demand, acceleration or otherwise), but only to the extent then-accrued on the amount then so due; provided that interest accrued at the Post-Default Rate shall be payable on written demand; PROVIDED, FURTHER, that monthly interest payments that become due during the period of time beginning on June 30, 2001, and ending on November 30, 2001, shall be payable in kind by the issuance of Borrower's Common Stock as provided for in the Notes (such in-kind interest payments being referred to herein as the "IN-KIND COMMON STOCK INTEREST PAYMENTS")."

         1.2 Section 2.6(a) of the Original Agreement is amended and restated in its entirety to read as follows:

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                  "Borrower shall make each payment hereunder or under the other
                  Loan Documents to the Lenders in Dollars and in immediately available funds without any deduction whatsoever; provided, however, that In-Kind Common Stock Interest Payments shall be made as set forth in Section 2.2(b) herein."

         1.3 Section 6.2(d) of the Original Agreement is amended and restated in its entirety to read as follows:

                  "Secured indebtedness ("BORROWER'S SECURED DEBT"), ranking subordinate to or pari passu with Borrower's Obligations to Lenders hereunder, that has been approved in writing by PMF; provided, however, that no Default or Event of Default shall have occurred and be continuing at the time of the incurring of such indebtedness."

         1.4 The term "Prepayment Premium" and the definition thereof set forth in Section 1.1 of the Original Agreement are hereby deleted in their entirety.

         1.5 Section 2.1(a)(ii) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                  "PREPAYMENT. Borrower may prepay the Loan at any time, in whole or (subject to this subsection 2.1(a)(ii)) in part; provided, that Borrower shall give the holder(s) of the Note(s) to be prepaid thirty (30) days' written notice of its intention to prepay one or more Notes, which notice shall set forth the date on which such prepayment shall be made and the amount of the prepayment. Borrower shall make no prepayment on the Notes in an aggregate amount less than $100,000. Any prepayment on the Notes must be made pro-rata among the holders thereof. In addition, at the time of any partial or complete prepayment of principal, Borrower shall pay all unpaid Fees and Expenses and accrued interest on the principal amount being prepaid."

         1.6 Section 2.3(b) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                  "MANDATORY PREPAYMENTS. Upon written request by Lender, upon the occurrence of a Fundamental Event, Borrower shall immediately prepay the Loan in accordance with Section 2.1(a)(ii) hereof."

         SECTION 2. ISSUANCE OF WARRANTS; EXERCISE.

2.1 Subject to the terms and conditions of this Amendment, and concurrently with the effectiveness hereof, PSC will sell and issue to PMF a warrant (the "WARRANT") to purchase 345,000 shares of PSC's Common Stock (the "Warrant SHARES"), in substantially the form of EXHIBIT A hereto, for a purchase price of One Hundred Dollars ($100). The total Warrant Shares represent 0.23 Warrant

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Shares for each dollar of principal under the $1,500,000.00 Secured Promissory
Note (the "Note") issued to PMF by PSC pursuant to the Original Agreement.

2.2 At the discretion of PMF, PMF may exercise the Warrant into shares of Common Stock at an exercise price equal to one dollar ($1.00) per share (as such price may from time to time be adjusted as provided in the Warrant). PMF may elect to cancel any outstanding debt and/or accrued interest, including the Note, as payment of the exercise price of the Warrant. PMF may also exchange other securities of PSC held by PMF at the market price thereof in payment of the exercise price of the Warrant. The Warrant shall expire 10 years from the date of original issuance thereof.

         SECTION 3. CASH FLOW REPORTS.
As soon as available and in any event within fifteen (15) days after the end of each month, PSC shall deliver to PMF a cash flow report covering the six-month period ending on the last day of such month and projections of cash flow for the next 18 months. Such monthly reports shall be prepared in substantially the form of EXHIBIT B hereto. PSC's obligation to deliver such monthly reports shall be in addition to (and shall not limit) PSC's obligation to deliver any other financial statements and other reports, whether pursuant to the terms of the Original Agreement or otherwise.

SECTION 4. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent in a manner reasonably acceptable to PMF (in its discretion):
4.1 PMF shall have received the Warrant duly executed by PSC.
4.2 PMF and PSC shall have executed and delivered the Amendment No. 1 to Investors' Rights Agreement, in substantially the form of EXHIBIT C hereto.
4.3 PMF and PSC shall have executed and delivered the Amended and Restated Secured Promissory Note in substantially the form of EXHIBIT D hereto (the "AMENDED SECURED NOTE").
4.4 PMF and PSC shall have executed and delivered Amendment No. 1 to Warrant in substantially the form of EXHIBIT E hereto.
4.5 PSC shall have tendered to PMF in-kind interest payments (as provided in the Amended Secured Note) in the amounts of $17,500 and $18,083 in satisfaction of PSC's obligation to pay such interest under the terms and conditions of the Original Agreement, as amended herein, for the months of June and July 2001 respectively.
4.6 PSC and the holders of more than 30% of the principal amount outstanding under the unsecured notes set forth on EXHIBIT F hereto shall have executed and delivered an Amended and Restated Promissory Note in substantially the form attached as EXHIBIT G hereto.

         SECTION 5. DEFAULT.
         PSC acknowledges that it is currently in default under the terms and conditions of the Original Agreement with respect to PSC's obligation to pay PMF the amount of $ in interest for the month of June 2001 (the "JUNE DEFAULT"). Upon PSC's compliance with Section 4.5 above, PMF agrees to forego its remedies under the Original Agreement with respect to the June Default. Except in connection with the June Default, PMF hereby expressly reserves all of its rights, remedies, powers and privileges with respect to any Event of Default (as defined under the Original Agreement).

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         SECTION 6. MISCELLANEOUS.
6.1 Except as set forth in Section 1 and Section 5 of this Amendment, the Original Agreement shall continue in full force and effect.
6.2 This Amendment shall be interpreted, construed, and enforced in all respects in accordance with the laws of the State of California without reference to its choice of law rules.
6.3 This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.


The Plastic Surgery Company

By: /S/ Dennis Condon
    --------------------------------------

Its  President and Chief Executive Officer

Address:
509 E. Montecita Street, 2nd Floor
Santa Barbara, California 93103



Pacific Mezzanine Fund, L.P.

By: Pacific Private Capital, its General Partner

By: /S/ Nathan W. Bell
    --------------------------------------
Its  General Manager

Address:
2200 Powell Street, Suite 1250
Emeryville, California 94608

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                                    EXHIBIT A
                                    ---------

                                 FORM OF WARRANT

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                                    EXHIBIT B
                                    ---------

                            FORM OF CASH FLOW REPORT

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                                    EXHIBIT C
                                    ---------

                 AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT

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                                    EXHIBIT D
                                    ---------

               AMENDED AND RESTATED SECURED PROMISSORY NOTE (PMF)

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                                    EXHIBIT E
                                    ---------

                           AMENDMENT NO. 1 TO WARRANT

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                                    EXHIBIT F
                                    ---------

                                 UNSECURED NOTES

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                                    EXHIBIT G
                                    ---------

                      AMENDED AND RESTATED PROMISSORY NOTE


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